UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 16, 2014

TECOGEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant's telephone number, including area code)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant
(a) Previous independent registered public accounting firm
On September 16, 2013, the Audit Committee of the Board of Directors of Tecogen Inc. (the “Registrant” or "Company"), notified McGladrey LLP ("McGladrey") that it was dismissing McGladrey as its independent registered public accounting firm effective immediately.
The reports of McGladrey on the financial statements of the Registrant for the years ended December 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended December 31, 2013 and 2012 and through September 15, 2014, there have been no:
(i) Disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey, would have caused them to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements for such years; or
(ii) “Reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.
The Registrant has provided McGladrey with a copy of this Form 8-K, and has requested that McGladrey furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated September 16, 2014, indicating that McGladrey is in agreement with such disclosures, is filed as Exhibit 16.1 to this Form 8-K.
(b) New independent registered public accounting firm
On September 16, 2013, the Audit Committee of the Board of Directors of the Registrant engaged Wolf & Company, P.C. (“Wolf”) as the Registrant's independent registered public accountant effective immediately. In deciding to select Wolf, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Wolf and concluded that Wolf has no commercial relationship with the Company that would impair its independence for the fiscal year ended December 31, 2014. During the Registrant's two most recent fiscal years and the subsequent interim period through October 15, 2014, the Registrant did not consult Wolf with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).
Item 9.01. Financial Statements and Exhibits.
(d)  Exhibits
The registrant hereby files the following exhibit:
Exhibit 16.1 – Letter from McGladrey LLP.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, in the City of Waltham, Commonwealth of Massachusetts, on September 17, 2014.

TECOGEN, Inc.

By:     /s/ David A. Garrison
David A. Garrison
Chief Financial Officer